UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2010

SHORETEL, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-33506	77-0443568
(Commission file number)	(I.R.S. Employer Identification No.)

960 Stewart Drive, Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 331-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This form 8-K/A amends the Current Report on Form 8-K of ShoreTel, Inc. (“ShoreTel”), filed on October 21, 2010, regarding the acquisition of all of the outstanding capital stock of Agito Networks, Inc. (“Agito”) through the merger of a wholly owned subsidiary of ShoreTel with Agito, with Agito becoming a wholly-owned subsidiary of ShoreTel. The sole purpose of this amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the original filing in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired. The audited financial statements of Agito Networks, Inc., as of and for the years ended December 31, 2009 and 2008 are filed hereto as Exhibit 99.1.

The unaudited condensed financial statements of Agito Networks, Inc., as of and for the six months ended June 30, 2010 and 2009 are filed hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information. The required unaudited pro forma condensed combined financial information as of and for the year ended June 30, 2010 are filed hereto as Exhibit 99.3.

(d)	Exhibits

Exhibit 23.1	Consent of Deloitte & Touche LLP, independent auditors of Agito Networks, Inc.

Exhibit 99.1	Audited financial statements of Agito Networks, Inc., as of and for the years ended December 31, 2009 and 2008

Exhibit 99.2	Unaudited condensed financial statements of Agito Networks, Inc., as of and for the six months ended June 30, 2010 and 2009

Exhibit 99.3	Unaudited pro forma condensed combined balance sheet of ShoreTel, Inc. and Agito Networks, Inc. as of June 30, 2010 and unaudited pro forma condensed combined statement of operations of ShoreTel, Inc. and Agito Networks, Inc. for the year ended June 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORETEL, INC.

Date: December 29, 2010	By:	/S/ MICHAEL E. HEALY
	Name:	Michael E. Healy
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of Deloitte & Touche LLP, independent auditors for Agito Networks, Inc.

99.1	Audited financial statements of Agito Networks, Inc., as of and for the years ended December 31, 2009 and 2008

99.2	Unaudited condensed financial statements of Agito Networks, Inc., as of and for the six months ended June 30, 2010 and 2009

99.3	Unaudited pro forma condensed combined balance sheet of ShoreTel, Inc. and Agito Networks, Inc. as of June 30, 2010 and unaudited pro forma condensed combined statement of operations of ShoreTel, Inc. and Agito Networks, Inc. for the year ended June 30, 2010